UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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FINANCIAL INSTITUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

DEAR SHAREHOLDERS:

The Annual Meeting of Shareholders of Financial Institutions, Inc. will be held at the Company’s offices at 220 Liberty Street, Warsaw, New York 14569 on Wednesday, May 2, 2007, at 10:00 a.m. for the following purposes:

1.	To elect four directors for three-year terms; and

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business of March 16, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

It is important that your shares be represented and voted at the Annual Meeting whether or not you plan to attend. Accordingly, we request you vote at your earliest convenience. You may vote by mail, telephone or Internet. Further instructions are contained on the enclosed proxy ballot card.

Thank you for your cooperation and support.

On behalf of the Board of Directors,

Peter G. Humphrey President and Chief Executive Officer	Erland E. Kailbourne Chairman of the Board

April 2, 2007

Financial Institutions, Inc.
www.fiiwarsaw.com
220 Liberty Street     P. O. Box 227     Warsaw, New York 14569

FINANCIAL INSTITUTIONS, INC.

PROXY STATEMENT

GENERAL VOTING INFORMATION

This Proxy Statement is furnished in connection with solicitation of proxies on behalf of the Board of Directors of Financial Institutions, Inc. (“FII”) for the Annual Meeting of Shareholders of FII to be held on May 2, 2007.

The principal executive office of FII is located at 220 Liberty Street, Warsaw, New York 14569. The main telephone number for FII is (585) 786-1100.

The close of business of March 16, 2007 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting. On that date there were outstanding and entitled to vote 11,329,410 shares of common stock, each of which is entitled to one vote on each matter at the meeting. The approximate date on which this Proxy Statement and the enclosed proxy card are being sent to shareholders is April 2, 2007.

Shareholders of record may vote by telephone, via the Internet or by mail. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark the ballot boxes, date and sign it, and then return it in the enclosed envelope (no postage is necessary if being mailed within the United States). If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Each proxy submitted will be voted at the meeting in accordance with the choices specified thereon and, if no choices are specified, will be voted for the election of directors as set forth in this proxy statement and in accordance with the judgment of the persons named in the proxy with respect to any other matters which may come before the meeting, including without limitation matters raised in compliance with FII’s by-laws, which require, among other things, notice to FII at least 60 days prior to the meeting date. A shareholder giving a proxy has the right to revoke it at any time before it has been voted by (i) giving written notice to that effect to the FII Corporate Secretary, (ii) executing and delivering a proxy bearing a later date which is voted at the Annual Meeting, or (iii) attending and voting in person at the Annual Meeting.

ELECTION OF DIRECTORS and INFORMATION WITH RESPECT TO

BOARD OF DIRECTORS

Our Board of Directors is divided into three classes, one of which is elected at each Annual Meeting for a term of three years and until their successors have been elected and qualified. The Board of Directors has nominated four persons for election as directors for the terms indicated in the following table. The Board of Directors believes that the nominees will be available and able to serve as directors, but, if for any reason any of them should not be, the persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Board of Directors. The holders of a majority of the outstanding shares of common stock are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. Directors are elected by a plurality of the votes cast. Proxies indicating abstentions and broker non-votes are counted as present for quorum purposes but are not counted for or against the election of directors. Our By-laws govern the methods for counting votes and vest this responsibility in the Inspectors of Election appointed to perform this function.

The Board of Directors currently consists of twelve members. Joseph F. Hurley, whose term expires in 2007, is not standing for re-election. Three directors are nominated for re-election and James L. Robinson is nominated to fill the vacancy created by Mr. Hurley’s decision. The nominees and information about them are listed in the following table:

Director
Nominees For a	Age as of		Expiration of	Expiration of
Three-Year	Annual	Director	Current	Term Upon	Company Positions and
Term:	Meeting	Since	Term	Election	Principal Occupations
Thomas P. Connolly	71	2005	2007	2010	Retired in 2005. Formerly President and shareholder with the law firm McNamee, Lochner, Titus & Williams, P.C. from 2002 thru 2004. Vice President with the law firm McNamee, Lochner, Titus & Williams, P.C. from 1966 to 2002. Director of Five Star Bank since 2005.
Samuel M. Gullo	58	2000	2007	2010	Owner and operator of Family Furniture, a retail furniture sales business; Chief Executive Officer of American Classic Outfitters, Inc., an apparel manufacturer; owner of SMG Development, LLC – industrial real estate holdings; owner of Adams Holding, LLC – commercial real estate holdings. Director of Wyoming County Bank from 1996 to 2005, and Five Star Bank since 2005.
James L. Robinson	64			2010	Retired in 2005. President, CEO and Treasurer of Olean Wholesale Grocery Cooperative, Inc., and its subsidiaries from 1977 to 2005. Director of First Tier Bank & Trust from 2003 to 2005.
James H. Wyckoff	55	1985	2007	2010	University Professor with the Departments of Public Administration and Economics at State University of New York Albany. Director of National Bank of Geneva from 2004 to 2005, and Five Star Bank since 2005.

The Board of Directors unanimously recommends a vote FOR the nominees, Thomas P. Connolly, Samuel M. Gullo, James L. Robinson and James H. Wyckoff.

The following table sets forth information about the directors continuing in office.

	Age as of
	Annual	Director	Expiration	Company Positions and
Director Name	Meeting	Since	of Term	Principal Occupations
Karl V. Anderson, Jr.	60	2006	2009	Attorney at Law since 1972. President and CEO of Bank of Avoca from 1980 to 2002. Director of Bath National Bank from 2002 to 2005 and Director of National Bank of Geneva in 2005. Director of Five Star Bank since 2006.
John E. Benjamin	65	2002	2008	President of 3 Rivers Development Corporation, a not-for-profit business for the public and private economic development of businesses and government in the greater Corning, New York area. Director of Bath National Bank from 2001 to 2005, and Five Star Bank since 2005.
Barton P. Dambra	65	1993	2008	President of Markin Tubing LP, a manufacturer of steel tubing with worldwide sales. Director of National Bank of Geneva from 2002 to 2005, and Five Star Bank since 2005.
Susan R. Holliday	51	2002	2008	President and Publisher of the Rochester Business Journal, Inc., a business newspaper, since 1988. Director of RGS Energy Group, Inc. from 1997 to 2002. Advisory Board member of Rochester Gas and Electric from 2002 to 2005. Director of Five Star Bank since 2005.
Peter G. Humphrey	52	1983	2008	President and Chief Executive Officer of FII since 1994. Chairman of the Board of FII from 2001 to 2006. Director of the New York Bankers Association since 1999. Director of the Buffalo Branch of the Federal Reserve Bank of New York from 2001 to 2006. Chairman and Director of the Board of Wyoming County Bank from 1994 to 2005. Chairman of the Board of National Bank of Geneva from 2003 to 2005. Chairman of the Board of Bath National Bank from 2003 to 2005. Chairman of the Board of First Tier Bank & Trust from 1989 to 2005. Chairman and Director of Five Star Investment Services, Inc. since 1999. Director of Burke Group, Inc. from 2002 to 2005. President, Chief Executive Officer and Director of Five Star Bank since 2005.

	Age as of
	Annual	Director	Expiration	Company Positions and
Director Name	Meeting	Since	of Term	Principal Occupations
Erland E. Kailbourne	65	2005	2009	Chairman of the FII Board since 2006. Director of Five Star Bank since 2005. Chairman and Interim CEO of Adelphia Communications Corp. from 2002 to 2003, during which time it filed a petition in bankruptcy in June 2002. Director of Adelphia Communications Corp. from 1999 to 2003. Director of the John R. Oishei Foundation Board, a private charitable foundation, since 1999. Director of Rand Capital Corp. since 1999. Director of Albany International Corp. since 1999. Director of New York ISO Board since 1998. Director of Allegany Co-op Insurance Company since 2000. Director of USA Niagara Development Corp since 2001. Member of New York State Banking Board from 1999 to 2006. Director of Bush Industries Inc. from 1999 to 2003. Vice Chairman of State University of New York Board of Trustees from 1995 to 1999. Director of Statewide Zone Capital Corporation from 1996 to 2003. Director of NYSTAR from 2000 to 2005.
Robert N. Latella	64	2005	2009	Partner and attorney with the law firm Hiscock & Barclay, LLP since April 2004. Partner and attorney with the law firm Jaeckle Fleischmann & Mugel, LLP from August 2000 to April 2004. Director of Five Star Bank since 2005.
John R. Tyler, Jr.	72	2000	2009	Retired in 2000. Formerly Partner of Nixon Peabody LLP, specializing in banking regulation and corporate finance. Director of Bath National Bank from 2001 to 2005, and Five Star Bank since 2005.

CORPORATE GOVERNANCE INFORMATION

Based on recommendations made by the Executive, Nominating and Governance Committee the Board of Directors has determined that all current directors and the nominee, James L. Robinson, are “independent” under Nasdaq rules, except Peter G. Humphrey, the President and Chief Executive Officer. Relationships described in the section titled “Certain Relationships and Related Party Transactions” were taken into consideration when determining independent status.

In 2006, the Board of Directors held thirteen meetings. All directors attended more than 75% of the Board meetings and the meetings of Committees on which they serve. There is no required attendance policy with respect to the Annual Meeting of Shareholders, however all of the directors did attend the 2006 Annual Meeting.

The Board of Directors has established the following three standing committees: Audit; Management Development and Compensation; and Executive, Nominating and Governance. All the committees function under written charters that outline the respective authority, membership, meetings, duties and responsibilities. These committee charters may be viewed by accessing the Stockholder Information tab on the FII website

(http://www.fiiwarsaw.com). The Company has a written Code of Business Conduct & Ethics policy to assist its directors, officers, and employees in adhering to their ethical and legal responsibilities. The current version of the Code of Business Conduct & Ethics policy may also be viewed by accessing the Stockholder Information tab on the FII website (http://www.fiiwarsaw.com).

The Board of Directors of FII also serves as the Board of Directors of its wholly-owned subsidiary, Five Star Bank, and the compensation, audit and governance functions of the Five Star Bank Board are delegated to the appropriate committees of the FII Board.

The Audit Committee reviews the general scope of the audit conducted by our independent auditors and matters relating to our financial reporting, internal control systems and credit quality. In performing its function, the Audit Committee meets separately with representatives of the independent auditors, internal auditors and senior management. In 2006, the Audit Committee held five meetings and two teleconferences. The Audit Committee members are Barton P. Dambra, Chairman, John R. Tyler, Jr., Joseph F. Hurley, and Karl V. Anderson, Jr. Mr. Dambra is the required “audit committee financial expert”. All committee members are “independent” as defined in Securities and Exchange Commission rules applicable to audit committees.

The Management Development and Compensation Committee (MD&C) of the Board is responsible for establishing the performance goals and objectives, evaluating the performance, and evaluating and approving all components of compensation for the Company’s CEO. The Committee is responsible for oversight of performance, compensation, benefit plans, and succession plans for senior and executive management. The MD&C Committee also reviews and makes recommendations to the full Board with regard to compensation of Directors. All committee members are “independent” under NASDAQ rules. The Management Development and Compensation Committee members are Susan R. Holliday, Chair, Samuel M. Gullo, John E. Benjamin, and Thomas P. Connolly. In 2006, the Management Development and Compensation Committee held seven meetings.

The Executive, Nominating and Governance Committee is charged with assisting the Board of Directors with strategic planning, in identifying qualified individuals to become directors, determining membership on Board committees and addressing corporate governance issues. The Committee members are John R. Tyler, Jr., Chairman, James H. Wyckoff, Robert N. Latella, Samuel M. Gullo and John E. Benjamin. All committee members are considered “independent” under Nasdaq rules. In 2006, the Executive, Nominating and Governance Committee held five meetings. The Executive, Nominating and Governance Committee will consider nominations made by shareholders or directors that are timely received pursuant to our By-laws. The evaluation process will include, but not be limited to, determining (i) whether the nominee would be “independent”, and (ii) that the nominee fits the Board’s then current needs for diversity, geographic distribution and professional expertise. Written nominations should be directed to our Director of Human Resources. The Executive, Nominating and Governance Committee will evaluate all nominees on the same basis, provided that current directors may be evaluated solely on the basis of their record of performance as an FII director.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company assists the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls and audit functions. The Audit Committee is comprised of “independent members”, including a financial expert, as defined by the National Association of Securities Dealers (NASD), and operates under a written charter adopted by the Board of Directors. The Committee reviews and assesses the adequacy of its charter on an annual basis.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee the financial reporting and audit processes.

In connection with these responsibilities, the Company’s Audit Committee met with management and the independent accountants to review and discuss the Company’s December 31, 2006 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with KPMG’s independence.

I.   AUDIT FEES

Fees billed by KPMG for professional services rendered in connection with the audits of the Company’s consolidated financial statements included in the Company’s Form 10-K and the limited reviews of the interim consolidated financial statements included in the Company’s Forms 10-Q were $445,000 for fiscal year ended December 31, 2006 and $633,000 for fiscal year ended December 31, 2005.

II.  AUDIT RELATED FEES

Audit-related fees consist of services rendered in connection with the audits of the Company’s broker-dealer subsidiary’s financial statements, financial statements of employee benefit plans and regulatory compliance procedures. These fees were $23,900 for fiscal year ended December 31, 2006 and $36,000 for fiscal year ended December 31, 2005.

Tax Fees

Aggregate fees for tax compliance and advisory services for the fiscal year ended December 31, 2006 were $74,685 and $67,540 for the fiscal year ended December 31, 2005.

All Other Fees

No additional fees than reported as audit fees, audit related fees and tax fees were billed by KPMG for the fiscal years ended December 31, 2006 and December 31, 2005.

Procedures have been adopted that require Audit Committee pre-approval of all permissible services to be performed by the independent accountant, including the fees and other compensation to be paid; certain routine additional professional services not to exceed $10,000 per quarter may be performed at the request of the Company. The additional professional services include tax assistance, research and compliance, assistance in research of accounting literature, and assistance in due diligence activities. A listing of the additional services provided to the Company each quarter, if any, is provided to the Company’s Audit Committee at the first scheduled meeting after the end of the quarter.

Based upon the Audit Committee’s discussions with management and the independent accountants, and its review of the information described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Barton P. Dambra, Chairman
John R. Tyler, Jr.
Joseph F. Hurley
Karl V. Anderson, Jr.

INDEPENDENT AUDITORS

KPMG LLP has served as the independent auditors of FII since 1995. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Peter G. Humphrey and James H. Wyckoff are first cousins.

During 2006 neither FII nor any subsidiary of FII was a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and which any director, executive officer, or related interests had or will have a direct or indirect material interest other than:

•	Compensation arrangements described within this document; and

•	The transactions described below.

Our directors, executive officers and many of our substantial shareholders and their affiliates are also customers. “Affiliates” include corporations, partnerships and other organizations in which they are officers or partners, or in which they and their immediate families have at least a 10% interest. During 2006, our subsidiary bank, Five Star Bank, made loans in the ordinary course of business to several of our directors, officers, principal shareholders and their affiliates. On December 31, 2006, the aggregate principal amount of loans to the FII directors, named executive officers and their affiliates was $820,108. Loans outstanding by Five Star Bank to certain officers, directors or companies in which they have 10% or more beneficial ownership (including officers and directors of FII as well as its subsidiaries) were approximately $1,119,000 at December 31, 2006. Loans made by Five Star Bank to officers, directors or companies in which they have a 10% or more beneficial interest (including officers and directors of FII as well as its subsidiaries) were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable transactions with other customers. Loans to directors, executive officers and substantial shareholders are subject to limitations contained in the Federal Reserve Act, which requires that such loans satisfy certain criteria. We expect to have such transactions or transactions on a similar basis with our directors, executive officers, principal shareholders and their associates in the future.

During 2005 the Company engaged the firm of K&K West, Inc., of which director Erland E. Kailbourne was a consultant, to provide management consulting services. Cash payments made to K&K West, Inc. in 2006 for these services totaled $41,487.

During 2006 the Company engaged the law firm of Hiscock & Barclay, LLP, of which director Robert N. Latella was a partner, to provide legal services. Fees paid for these services totaled $6,104.

The Company has formalized and adopted a policy on Related Party Transactions that provides for the oversight of such transactions by the FII Director of Human Resources, as outlined in the Code of Business Conduct & Ethics policy, and the Company’s Audit Committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Management Development and Compensation Committee (MD&C) of the Board is responsible for establishing the performance goals and objectives, evaluating the performance, and evaluating and approving all components of compensation for the Company’s CEO. The Committee is responsible for oversight of performance, compensation, benefit plans, and succession plans for senior and executive management. The MD&C Committee also reviews and makes recommendations to the full Board with regard to compensation of Directors. All committee members are “independent” under NASDAQ rules.

The MD&C Committee Charter calls for the Committee to meet at least three times annually, or more frequently as circumstances warrant. The MD&C Committee met seven times during fiscal 2006.

Compensation Philosophy and Objectives

The Company philosophy for executive officer compensation is to align pay with performance, while at the same time providing competitive compensation that allows the Company to retain, attract and motivate executives to achieve the short and long-term objectives of the Company. The MD&C Committee believes that executive compensation should be directly linked to continuous improvements in corporate performance.

Role of Executive Officers in Compensation Decisions

The Committee reviews and approves all compensation decisions for the executive officers named in the Summary Compensation Table which follows, and approves recommendations of all equity awards to officers of the Company. Decisions regarding the non-equity compensation of other senior officers are made by the Chief Executive Officer (CEO). The Chairman of the Board and the CEO annually review the performance of each executive officer, other than the CEO, whose performance is reviewed by the Committee. The conclusions reached and recommendations based on these reviews, with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying or adjusting any awards to executives.

Setting Executive Compensation

The MD&C Committee reviews compensation practices of other banking organizations of like size and structure in order to assess our competitiveness. In late 2005, the Company engaged Milliman Consultants and Actuaries (Milliman), a compensation and benefits consultant, to study the Company’s executive and director compensation plans. Milliman determined that our base salaries were comparable to the market median when compared to the following peer group of publicly traded banks and thrifts: S&T Bancorp, Inc., Independent Bank Corp., TrustCo Bank Corp NY, Unizan Financial Corp., First Place Financial Corp., KNBT Bancorp, Inc., United Community Financial Corp., Lakeland Bancorp, Inc., Omega Financial Corporation, Tompkins Trustco,. Inc., Community Banks, Inc., OceanFirst Financial Corp., Peoples Bancorp, Inc., Univest Corporation of Pennsylvania. Short-term incentive targets for our executives were found to be comparable to the market median. However, because the Company’s long-term incentives were below the peer group, total direct compensation for executives was found to be below that of the peer group. Based on Milliman’s recommendations, the Committee determined that executive compensation packages provided by the Company should include cash and stock-based compensation, including restricted stock.

The principal components of our executive compensation program are:

•	Base salary;

•	Annual incentive awards; and

•	Long-term, equity-based incentives.

Base Salary

It is the MD&C Committee’s philosophy to compensate the Company’s executive officers competitively. Base salaries are determined by the scope of the executives’ responsibilities and the experience, skills and knowledge required for the position, taking into account competitive market compensation paid by other financial services organizations for similar positions. Generally, the Committee believes that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities. In some circumstances, it may be necessary to provide compensation at above-market levels. These circumstances include the need to retain or attract key individuals, or to recognize roles that were larger in scope or accountability than standard market positions.

The base salaries of our executive officers are reviewed on an annual basis. In determining whether to increase or decrease base compensation to our named executive officers, the MD&C Committee takes into account the changes (if any) in the market pay levels, the performance of the executive officer, and any changes in responsibilities and roles of the executive officer. For 2006, the named executives’ salaries were increased by an average of

4% as compared to 2005 salaries. For 2007, the named executive officers’ salaries were increased by an average of 4% over 2006 salaries.

Annual Incentive Plan

Executive incentive compensation is based on a pay-for-performance philosophy, which emphasizes performance targets that correlate with Company financial performance. Given this, a portion of our executives’ annual and long-term compensation is at risk. The percentage of compensation at risk increases as the executive level rises. This provides additional upside potential and downside risk for more senior executives, recognizing that these executives have greater influence on the performance of the Company.

Our Annual Incentive Plan is a cash-based incentive that was initiated in January 2006 and is designed to reward employees who do not participate in any direct sales incentive plan. The Annual Incentive Plan is intended to compensate employees for achieving the Company’s financial goal at corporate and business unit levels and for achieving measurable individual annual performance objectives. For fiscal 2006, the MD&C Committee chose earnings per share (“EPS”) as the corporate performance measurement. The goal was set at $1.14 per common share.

For 2006, the target incentives for executives ranged from 30% to 50% of base salary, depending on the executive officer’s position. The amount of an executive’s actual annual incentive award, in relation to the executive’s target opportunity, was based on the Company’s performance as compared to its EPS goal and, if applicable, the executive’s individual performance. The individual performance component of the annual incentive was based on measures of performance relevant to the particular individual’s job responsibilities. The target incentive was subject to application of an individual modifier, which ranges from 0% to 125%.

Earnings per share of $1.40 per common share was achieved for fiscal year 2006 and exceeded the goal of $1.14 by 23%. The annual incentive plan is capped at an achievement level of 120% of goal. Accordingly the annual incentive paid to Messrs. Humphrey, Rudgers, Miller and Hagi reflected achievement of 120% of goal, adjusted for individual performance. Mr. Klotzbach, who was subject to different criteria under the Annual Incentive Plan, received 50% of his annual incentive based on achievement of the EPS goal, with the remaining 50% based on individual performance.

2006 Executive Enhanced Incentive Plan

Messrs. Humphrey, Rudgers and Miller did not receive an annual incentive bonus for 2005 because the Company’s annual financial goals were not achieved, even though they had successfully led the consolidation of our bank subsidiaries, resolved regulatory issues, improved the Company’s risk profile, and restructured the organization, all of which advanced our strategic objectives and improved the Company’s future financial performance. In order to recognize their efforts to improve the Company’s financial performance in

2006, the Board of Directors approved a one-time cash incentive opportunity for these executives. Payment of one-third of the incentive was dependent upon the Company achieving an earnings per share target at June 30, 2006, one-third upon achieving an earnings per share target at July 31, 2006, and one-third upon achieving an earnings per share target at September 30, 2006. If the Company achieved at least 80% of the earnings per share target at each measurement date, these bonuses would be paid in an amount prorated to the percent of target achievement up to a maximum of 100%. The targeted earnings per share were attained in each measurement period, and Messrs. Humphrey, Rudgers and Miller received 100% of their incentive. The EPS targets and results were as follows:

2006 Period End	Target	Results

June 30	$.56	$.74
July 31	$.67	$.86
September 30	$.85	$1.17

Long-Term Equity-Based Incentives

Long-term incentive compensation is an important component of our program because it has the effect of retaining executives, aligning executives’ financial interests with the interests of the shareholders, and rewarding the achievement of the Company’s long-term goals. Two types of long-term equity-based incentive awards may be granted annually to executive officers:

Non-Qualified Stock Options.  Options are granted at an exercise price equal to the price as of close of business on the date of the grant. Option grants vest 25% on the first anniversary of the date of grant and an additional 25% of shares vest on each of the second, third, and fourth anniversaries of the date of grant, provided the employee is still employed by the Company. Each option shall expire not more than ten years from the date of grant.

Restricted Stock.  Restricted stock is also used to incent executive officers. The value of each share is determined as of the close of business on the date of the grant. The executive is entitled to receive dividends paid with respect to unvested shares. Restricted stock grants are not subject to gradual vesting but become 100% vested on the third anniversary of the date of grant, provided the participant remains in continuous employment with the Company.

Timing of Grants.  Stock options and restricted stock grants are approved at regularly scheduled predetermined meetings of the MD&C Committee.

The number of stock options and restricted stock grants awarded to executives were based on the recommendations contained within the Milliman study and on the executive’s position and relative responsibilities in the Company. Generally, the MD&C Committee does not consider an executive’s shareholdings or previous stock option or restricted stock grants when determining future grants. It is intended that a combination of non-qualified stock options and restricted stock will be awarded to executive officers in 2007.

Stock Ownership Guidelines

To directly align the interests of executive officers with the interests of the shareholders the Committee requires that each named executive officer maintain a minimum ownership interest in the Company. The amount of ownership required varies depending upon the executive’s position. The CEO is required to own and retain a minimum number of shares equal in value to his base salary, while all other named executive officers are required to own and retain a number of shares with a minimum value of $50,000. These requirements were established effective January 1, 2005. Executives are required to achieve their stock ownership requirement within five years of the effective date, or December 31, 2010, or five years beginning in January following the year the executive becomes subject to ownership requirements. Until the stock ownership requirement is achieved, the participant is required to retain at least 75% of net shares delivered through the Company’s Management Stock Incentive Plan. Once achieved, ownership of the required amount must be maintained for as long as the individual is subject to the stock ownership requirements.

Other Benefits

401(k) Plan

The Company maintains a 401(k) Plan for the benefit of our employees. Employees eligible to participate in the Plan are those who have attained the age of 20 1/2. Effective January 1, 2007, the Company adopted a safe harbor plan which provides for a matching Company contribution equal to the sum of 100% of the amount of the employee’s salary reductions that are not in excess of 3% of compensation, plus 50% of the amount of salary reductions in excess of 3%, but not more than 6% of compensation. The plan also allows for additional Company contributions. The Plan was amended so that participating employees may make pre-tax contributions of up to 100% of their compensation up to the current Internal Revenue Service limits. Employees may authorize up to 25% of their 401(k) account balance to be invested in Company common stock.

Health and Welfare Benefits

Eligible employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, vision coverage, disability and life insurance.

Perquisites and other Personal Benefits

The Company provides named executive officers and other senior management officers with perquisites that the Company and the Committee believe are reasonable and consistent with the Company’s overall compensation program and better enable the Company to attract and retain employees for key positions. The named executive officers are provided use of Company owned vehicles and memberships in various clubs and organizations, which provide opportunities to expand business development activities and demonstrate the Company’s philosophy of community involvement in the markets in which we do business.

Pension

Material Terms and Conditions

The Company sponsors a Defined Benefit Pension Plan covering substantially all employees who were hired prior to January 1, 2007. Benefits are based on years of service and the employee’s highest average compensation during five consecutive years of employment. Compensation used to determine benefits is all wages and other compensation as reported on form W-2. By amendment, effective December 31, 2006, the Plan is closed to new Participants. Only employees whose employment commencement date is on or before December 31, 2006, and who are participating in the Plan on or before January 1, 2008, are eligible to participate in the Plan. A Participant’s Normal Retirement Benefit is an annual pension benefit commencing on his Normal Retirement Date payable in the Normal Benefit Form in an amount equal to:

Basic Benefit

For Benefit Service accrued prior to January 1, 2004:

(1)	1.75% of his Average Annual Compensation, multiplied by Creditable Service accrued prior to January 1, 2004 up to 35 years; plus

For Benefit Service accrued on or after January 1, 2004:

(2)	1.50% of his Average Annual Compensation, multiplied by Creditable Service accrued on or after January 1, 2004 provided that such service shall not exceed the difference between (i) 35 and (ii) the Participant’s Years of Benefit earned prior to January 1, 2004; plus

(3)	1.25% of his Average Annual Compensation, multiplied by Creditable Service in excess of 35 years up to 5 years; minus

Offset Benefit

(4)	0.49% of his Final Average Compensation (up to Covered Compensation) multiplied by Creditable Service up to 35 years.

The Normal Benefit Form is payable as a Single Life Pension with 60 payments guaranteed. There are a number of optional forms of benefit available to participants, all of which are adjusted actuarially.

Prior to January 1, 2007, an Employee became a participant in the Plan on the 1st of the month, which coincided with or next followed the completion of 12 months of Eligibility Service and attainment of age 21.

The following table provides details of the present value of the accumulated benefit and years of credited service for the named executive officers under the Company’s pension plan:

Pension Benefits Table
			Present Value
			of
		Number of	Accumulated	Payments
		Years Credited	Benefit	During
Executive Name	Plan Name	Service	($)	Last Year
Peter G. Humphrey	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	27.1667	555,695	—
Ronald A. Miller	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	8.9167	223,726	—
James T. Rudgers	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	0.9167	17,259	—
George D. Hagi	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	—	—	—
Kevin B. Klotzbach	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	4.0000	25,522	—

Participants are eligible for early retirement upon obtaining age 55; Ronald A. Miller and James T. Rudgers are eligible for early retirement. Early retirement benefits are determined as follows:

Benefits for participants who first participated in the plan prior to January 1, 2004 and who are 100% vested as of December 31, 2003 and who remain in the employment of the employer until they reach the age of 55 are reduced 3% for the basic benefit and 6% for the offset benefit.

Benefits for participants who first participated in the plan prior to January 1, 2004 and who were not 100% vested as of December 31, 2003, and who did not remain in the employment of the employer until they reach the age of 55, are reduced 3% for the basic benefit and 6% for the offset benefit for accrued benefit attributable to service earned as of December 31, 2003, and for service earned on or after January 1, 2004 the accrued benefit is determined as of the Early Retirement Date, reduced by 1/180 for each of the first 60 months and by 1/360 for each of the next 60 months that the Early Retirement Date precedes the Normal Retirement Date.

Participants who first participate in the plan on or after January 1, 2004 shall have their accrued benefit determined as of the Early Retirement Date, reduced by 1/180 for each of the first 60 months and by 1/360 for each of the next 60 months that the Early Retirement Date precedes the Normal Retirement Date.

Nonqualified Deferred Compensation

None of our named executive officers currently participate in a nonqualified deferred cash or deferred compensation plan.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid is generally fully deductible for federal income tax purposes. Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123(R) “Share-Based Payment”. Accordingly, compensation expense, for awards granted after the adoption date, is recognized over the requisite service period of the award.

Management Development & Compensation Committee Report

The MD&C Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the MD&C Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE
Susan R. Holliday, Chair
John E. Benjamin
Thomas P. Connolly
Samuel M. Gullo

COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation Table

							Change
							in Pension
							Value And
							Non-qualified
						Non-equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name & Position	Year	($)	($)(1)	($)(2)	($)(2)	($)(3)	($)	($)(4)	($)
Peter G. Humphrey	2006	388,457	—	11,958	67,527	415,593	51,924	65,543	1,001,002
President & Chief Executive Officer FII
James T. Rudgers	2006	255,150	—	5,694	40,398	218,842	17,259	16,271	553,614
Executive Vice President & Chief of Community Banking of FII
Ronald A. Miller	2006	184,500	—	2,847	30,486	154,368	49,534	15,894	437,629
Executive Vice President & Chief Financial Officer FII
George D. Hagi	2006	180,000	20,000	2,847	11,652	102,528	—	16,059	333,086
Executive Vice President & Chief Risk Officer FII
Kevin B. Klotzbach	2006	133,000	—	2,847	8,510	37,905	9,994	13,282	205,538
Senior Vice President & Treasurer

(1)	Mr. Hagi received a signing bonus.
(2)	The stock and option awards reflect the dollar amounts recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with SFAS No. 123(R) for awards granted pursuant to the 1999 Management Stock Incentive Plan and thus includes amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote 14 to the Company’s audited financial statements for year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2007.
(3)	Non-equity incentives for Messrs. Humphrey, Rudgers and Miller, include amounts earned in the Executive Enhanced Incentive Plan of $142,119, $73,509 and $54,000 respectively. Incentives were paid upon achievement of earnings per share targets for June 30, July 31 and September 30, 2006. The Annual Incentive Plan amounts paid to Messrs. Humphrey, Rudgers and Miller were $273,474, $145,333 and $100,368, respectively, based on attainment of the EPS goal for 2006. Messrs. Hagi and Klotzbach received incentives paid under the Annual Incentive Plan.
(4)	The Company paid premiums of $50,831 for split dollar policies insuring Mr. Humphrey’s life.

All Other Compensation Detail Table
Perquisites and Benefits – 2006

	Use of			401(k)	Split Dollar
	Company	Club	Moving	Matching	Insurance
	Vehicle	Memberships	Expenses	Contribution	Premium	Other	Total
Executive Name	($)	($)	($)	($)	($)	($)(1)	($)
Peter G. Humphrey	2,503	3,926	—	6,138	50,831	2,146	65,543
James T. Rudgers	4,134	5,819	—	6,138	—	180	16,271
Ronald A. Miller	9,666	—	—	6,138	—	90	15,894
George D. Hagi	5,730	—	10,239	—	—	90	16,059
Kevin B. Klotzbach	8,515	—	—	4,677	—	90	13,282

(1)	Represents the taxable portion of Mr. Humphrey’s split dollar policy of $1,766 and dividends paid on grant of restricted stock of $378. Amounts to Messrs. Rudgers, Miller, Hagi and Klotzbach represent dividends paid on grants of restricted stock.

The following table includes certain information with respect to the value of all unexercised options and non-vested restricted stock awards granted under the 1999 Management Stock Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End Table

	Option awards					Stock awards
									Equity Incentive
									Plan Awards:
									Market
								Equity Incentive	or Payout
			Equity Incentive					Plan Awards:	Value of
			Plan Awards:				Market	Number	Unearned
	Number of	Number of	Number			Number of	Value of	of Unearned	Shares, Units
	Securities	Securities	of Securities			Shares or	Shares or	Shares, Units	or Other
	Underlying	Underlying	Underlying	Option		Units of	Units of	or Other	Rights
	Unexercised	Unexercised	Unexercised	Exercise	Option	Stock that	Stock that	Rights	that Have
	Options (#)	Options (#)	Unearned	Price	Expiration	Have Not	Have Not	that Have	Not Vested
Executive Name	Exercisable	Unexercisable	Options (#) **	($/sh)	Date	Vested (#)	Vested ($)	Not Vested (#) **	($) **
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Peter G. Humphrey	94,000	—	—	14.00	6/25/2009	4,200	96,810	—	—
	7,041	7,042	—	23.80	2/4/2014	—	—	—	—
	4,164	12,495	—	21.05	2/23/2015	—	—	—	—
	—	8,500	—	19.75	7/26/2016	—	—	—	—
Ronald A. Miller	1,477	—	—	14.00	6/25/2009	1,000	23,050	—	—
	3,750	—	—	13.75	8/25/2010	—	—	—	—
	3,867	—	—	14.13	1/30/2011	—	—	—	—
	2,200	—	—	25.33	1/30/2012	—	—	—	—
	2,600	—	—	22.51	2/18/2013	—	—	—	—
	1,745	1,745	—	23.80	2/4/2014	—	—	—	—
	1,101	3,303	—	21.05	2/23/2015	—	—	—	—
	—	1,650	—	19.75	7/26/2016	—	—	—	—
James T. Rudgers	2,020	6,061	—	21.05	2/23/2015	2,000	46,100	—	—
	—	3,500	—	19.75	7/26/2016	—	—	—	—
George D. Hagi	—	6,047	—	19.59	1/18/2016	1,000	23,050	—	—
	—	1,650	—	19.75	7/26/2016	—	—	—	—
Kevin B. Klotzbach	800	—	—	25.33	1/30/2012	1,000	23,050	—	—
	774	—	—	22.51	2/18/2013	—	—	—	—
	578	579	—	23.80	2/4/2014	—	—	—	—
	637	1,916	—	21.05	2/23/2015	—	—	—	—
	—	1,650	—	19.75	7/26/2016	—	—	—	—

**	The Company has not granted options/awards which vest upon achievement of any criteria other than time.

In fiscal 2006, none of the named executive officers acquired shares of Company stock by exercising grants of stock options. No restricted stock awards have vested.

The following table sets forth certain information with respect to options and restricted stock granted during the fiscal year ended December 31, 2006 to each of the executive officers named in the Summary Compensation Table.

Grants of Plan-Based Awards Table

								All Other	All Other
								Stock	Option		Grant Date
		Estimated Future			Estimated Future			Awards:	Awards:		Fair Value
		Payouts under			Payouts under			Number of	Number of	Exercise or	of Stock
		Non-equity Incentive Plan			Equity Incentive Plan			Shares of	Securities	Base Price	and
		Awards			Awards(1)			Stock or	Underlying	of Option	Option
Executive	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)	($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(m)
Peter G. Humphrey	7/26/2006	—	—	—	—	—	—	4,200	8,500	19.75	152,140
Ronald A. Miller	7/26/2006	—	—	—	—	—	—	1,000	1,650	19.75	33,181
James T. Rudgers	7/26/2006	—	—	—	—	—	—	2,000	3,500	19.75	67,990
George D. Hagi	1/18/2006	—	—	—	—	—	—	—	6,047	19.59	48,376
George D. Hagi	7/26/2006	—	—	—	—	—	—	1,000	1,650	19.75	33,181
Kevin B. Klotzbach	7/26/2006	—	—	—	—	—	—	1,000	1,650	19.75	33,181

(1)	The Company has not granted options/awards which vest upon achievement of any criteria other than time.

(2)	Amounts represent the full grant date fair value of stock options and awards granted during 2006, computed in accordance with SFAS No. 123(R).

Change in Control Agreements

The Company has entered into Change of Control Agreements with certain key employees, including Messrs. Humphrey, Rudgers, Miller and Hagi. The Change of Control Agreements are designed to promote stability and continuity of senior management. If a change of control occurs, as defined in the agreement, during the Executive’s employment, and if within the twelve-month period following such change of control, either the Company terminates the Executive, other than for cause, or the Executive terminates his employment for good reason, as defined in the agreement, the Executive will be entitled to benefits as provided in the Agreement.

Each Change of Control Agreement includes covenants by the executive not to solicit employees of the Company during a period following their notice of termination, and not to compete during the term of the Agreement and during any period for which the executive is entitled to receive compensation after the termination of the Agreement and six months thereafter.

The following summary sets forth potential cash payments and benefits in the event that a named executive’s employment terminates as a result of an involuntary termination or the executive terminates his employment because of good reason at any time within twelve months after a change of control:

•	All stock options and restricted stock held by the named executive will become fully vested and exercisable;

•	Medical and dental benefits will continue for a period not to exceed 18 months;

•	Monthly cash payments equal to 1/12 the sum of the base salary amount at the termination date, plus the average of the annual incentive compensation earned by the Executive, for the two most recent calendar years ending before the date on which the change of control occurred will be made;

•	Mr. Humphrey will receive these cash payments over a thirty-six month period and Messrs. Hagi, Miller and Rudgers will receive cash payments for twenty-four months.

For the purpose of our Change of Control Agreements, a “change of control” will be deemed to have occurred if:

(1)	any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (“Act”) (other than FII or a subsidiary of FII) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Act) of FII securities possessing twenty percent (20%) or more of the voting power for the election of directors of FII;

(2)	there is consummated

a.)	any consolidation, share exchange or merger of FII in which FII is not the continuing or surviving corporation or pursuant to which any shares of FII’s common stock are to be converted into cash, securities or other property, provided that the transaction is not with a corporation which was a subsidiary of FII immediately before the transaction; or

b.)	any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of FII; or

(3)	“approved directors” constitute less than a majority of the entire Board of Directors, with “approved directors” defined to mean the members of the Board of Directors of FII as of the date of this Agreement and any subsequently elected members who are nominated or approved by at least three quarters of the approved directors on the Board prior to such election.

For the purpose of our change of control agreements, termination for “good reason” means:

(1)	There has been a material diminution, compared to those existing as of the date the Change of Control occurs, in the Executive’s responsibilities, duties, title, reporting responsibilities within the business organization, status, role, authority or aggregate compensation which is not restored within 15 days after written notice is provided to Five Star Bank or FII by the Executive; or

(2)	Removal of the Executive from his position, other than (i) elevation to a higher ranking executive officer position with Five Star Bank or FII or (ii) with the written consent of Executive; or

(3)	Relocation of the Executive’s principal place of employment by more than 75 miles from its location immediately prior to the Change of Control other than with the written consent of Executive.

Potential Payments Following a Change in Control

Based on their 2006 base salaries, a share price of $23.05 as of December 31, 2006, and the number of options and restricted stock held by each of the named executive officers that were unvested as of December 31, 2006, we estimate the value of cash payments and acceleration of stock options and restricted stock grants held by each executive officer to be as follows:

	Continuation	Salary Plus	Stock	Restricted	Medical &	Gross
	Period	Incentives	Options	Stock	Dental	Value
Executive Name	(time)	($)	($)	($)	($)	($)
Peter G. Humphrey	36 months	1,209,098	53,040	96,810	11,313	1,370,261
James T. Rudgers	24 months	510,300	23,672	46,100	—	580,072
Ronald A. Miller	24 months	391,500	12,051	23,050	11,313	437,914
George D. Hagi	24 months	360,000	26,368	23,050	11,313	420,731

Director Compensation

The 2005 Milliman consulting engagement included an evaluation of the Company’s total compensation practices for independent (outside) directors of the Company. Based on Milliman’s review, it was determined that the Company provides a competitive total compensation package to its outside directors. The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill levels required by the Company of members of the Board. Similar to executive officers, Directors are subject to a minimum stock ownership requirement. Within five years after joining the Board, each Director is required to own shares of the Company’s Common Stock with a value of $50,000 based on the trailing 365-day average closing common stock price.

Compensation Paid to Board Members

For the fiscal year ended December 31, 2006, members of the Board who were not employees of the Company received an annual cash retainer of $10,000 for serving as a Company Director and a $5,000 retainer for serving on the Board of the Company’s wholly-owned subsidiary, Five Star Bank. 50% of each of the annual retainers is paid by the issuance of shares of the Company’s stock on the date of the Company’s annual organizational meeting, which was held on May 3, 2006. The number of shares is determined by dividing the portion of the annual retainer by the Company’s closing market price on the date of the annual organizational meeting. The remaining 50% of the annual retainers is paid in cash six months thereafter. Each Director may elect to receive cash instead of stock. Board service fees are specified in the table which follows. Company and Bank Board meetings are normally scheduled on the same day, therefore only one meeting fee is paid. In the event a Bank Board or Bank Committee meeting is held on a day other than a Company meeting, fees are paid in accordance with the schedule for Company meetings. Effective January 1, 2007, Board members are reimbursed for reasonable travel expenses to attend meetings. On January 25, 2006, the Board of Directors elected Erland E. Kailbourne as Chairman of the Board of the Company and Chairman of the Board of Five Star Bank. Mr. Kailbourne received the fees effective with his election and received one-third of the Company and Bank 2006 annual retainers for his services prior to the Company’s annual organization meeting held on May 3, 2006.

Board and Board Committee Fees

Financial Institutions, Inc.
		Board	Committee
	Annual	Meeting	Meeting
	Retainer	Fees(2)	Fees(2)
Chairman of the Board	$40,000	$3,000	—
Chairman of Audit Committee	$15,000	$1,200	$1,550
Other Committee Chairmen	$10,000	$1,200	$1,550
Other Board Members	$10,000	$1,200	$750

Five Star Bank
		Board	Committee
	Annual	Meeting	Meeting
	Retainer	Fees(1)	Fees(1)
Chairman of the Board	$30,000	—	—
Other Board Members	$5,000	—	—

(1)	In the event a Five Star Bank Board or Committee meeting is held on a day other than the day of a FII Company Board or Committee meeting, fees will be paid in accordance with the schedule for a FII Company Board or Committee meeting.
(2)	Effective January 1, 2007, Directors are paid two-thirds the normal Board or Committee fee when Board or Committee meetings are scheduled as teleconference meetings.

Non-qualified Stock Options

Non-management Directors are granted non-qualified stock options under the Company’s 1999 Directors Stock Incentive Plan. These grants are made at the Company’s annual organizational meeting. 1,000 stock options are granted to each Company Director and 1,000 options are granted to each Bank Director. The exercise price of the grants is the fair market value of the stock at the time the option is granted. Each option vests over a three-year period with 33 1/3% vesting each year on the anniversary date of the grant. The options expire not more than ten years from the date of grant.

Director Compensation Summary for 2006

					Change in
					Pension Value
	Fees Earned	Fees Earned		Non-equity	and Non-qualified
	or Paid in	or Paid in	Option	Incentive Plan	Deferred Compensation	All Other
	Cash	Stock	Awards	Compensation	Earnings	Compensation	Total
Director Name	($)	($)(5)	($)(6)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Karl V. Anderson, Jr.(1)	22,834	7,466	18,028	0	0	0	48,328
John E. Benjamin	33,784	7,466	24,493	0	0	0	65,743
Thomas P. Connolly	28,084	7,466	18,501	0	0	0	54,051
Barton P. Dambra	32,832	9,968	24,493	0	0	0	67,293
Samuel M. Gullo	32,834	7,466	24,493	0	0	0	64,793
Susan R. Holliday	36,584	7,466	23,179	0	0	0	67,229
Joseph F. Hurley(2)	30,034	7,466	24,734	0	0	0	62,234
Erland E. Kailbourne(3)	103,346	34,987	17,105	0	0	435	155,873
Robert N. Latella	27,034	7,466	18,501	0	0	0	53,001
James E. Stitt(4)	9,200	0	8,186	0	0	0	17,386
John R. Tyler, Jr.	38,784	7,466	24,493	0	0	0	70,743
James H. Wyckoff	28,584	7,466	23,607	0	0	0	59,657

(1)	Mr. Anderson joined the Board on May 3, 2006.
(2)	Mr. Hurley notified the Company on January 11, 2007 that he would not be standing for re-election at the end of his term which expires, May 2, 2007.
(3)	Mr. Kailbourne’s cash fees include one-third of the Company and one-third of the Bank 2006 retainers to reflect the period of time served prior to the Company’s annual organizational meeting. Other Compensation represents the taxable fringe benefit for Mr. Kailbourne’s personal use of the Company owned vehicle.
(4)	Mr. Stitt did not stand for re-election at the end of his term, May 3, 2006.
(5)	Represents portion of annual retainer paid with Company stock. For Messrs. Anderson, Benjamin, Connolly, Gullo, Holiday, Hurley, Latella, Tyler and Wyckoff, the number of shares was 379, for Mr. Dambra 506, and for Mr Kailbourne 1,776.
(6)	The option awards reflect the dollar amount recognized for financial statement purposes for year ended December 31, 2006 in accordance with SFAS No. 123(R) for awards granted pursuant to the 1999 Directors Stock Incentive Plan, and thus includes amounts from awards granted in and prior to 2006. In 2006, each Director, with the exception of Mr. Stitt, received 2,000 stock option grants as of the annual meeting date, May 3, 2006 at a grant price of $19.70 per share. As of December 31, 2006, each Director has the following number of options outstanding: Mr. Anderson: 2,800; Mr. Benjamin: 6,800; Mr. Connolly: 3,148; Mr. Dambra:10,400; Mr. Gullo: 9,551; Ms. Holliday: 6,000; Mr. Hurley: 5,023; Mr. Kailbourne: 2,367; Mr. Latella: 3,148; Mr. Stitt: 3,600; Mr. Tyler: 8,800; and Mr. Wyckoff: 9,200. During 2006, no Director acquired shares of Company stock by exercising stock options.

STOCK OWNERSHIP

The following table sets forth information, based upon representations by the entities, believed by FII to be the beneficial owners of more than 5% of its outstanding common stock.

Name	Address	Number of Shares	Percent of Class(5)
Canandaigua National Bank & Trust Company (Held in various trust/fiduciary capacities)	1150 Pittsford – Victor Road Pittsford, NY 14534	1,403,995	12.18%
JPMorgan Chase Bank, Gail C. Humphrey and David G. Humphrey, as co-trustees	1 Chase Square Rochester, NY 14643	587,300	5.10%

The following table sets forth information, as of March 2, 2007, with respect to the beneficial ownership of FII’s common stock (including presently exercisable options) by (a) each of the continuing directors and nominees, (b) the “Named Executive Officers” specified in the Summary Compensation Table, and (c) all directors and executive officers of FII as a group.

	Number of		Number of	Number of
	Shares		Shares	Shares
	of Common		of Vested	Beneficially		Percent of
Name	Stock		Options(1)	Owned		Class(5)
Peter G. Humphrey	299,507	(2)	112,891	412,398	(2)	3.58%
James H. Wyckoff	356,956	(4)	6,132	363,088	(4)	3.15%
Erland E. Kailbourne	1,776		122	1,898		*
John R. Tyler, Jr.	2,613		5,732	8,345		*
Barton P. Dambra	6,790	(3)	7,332	14,122	(3)	*
Susan R. Holliday	7,214		2,999	10,213		*
Samuel M. Gullo	4,663		6,483	11,146		*
John E. Benjamin	2,464		3,732	6,196		*
Karl V. Anderson, Jr.	1,590		599	2,189		*
Robert N. Latella	652		382	1,034		*
Thomas P. Connolly	652		382	1,034		*
James L. Robinson	0		533	533		*
James T. Rudgers	1,250		4,040	5,290		*
Ronald A. Miller	5,440		18,713	24,153		*
George D. Hagi	1,445		1,511	2,956		*
Kevin B. Klotzbach	2,005		3,716	5,721		*
Directors and executive officers as a group (17 persons)	695,193		175,299	870,492		7.55%

*	Denotes less than 1%
(1)	Represents stock options exercisable as of March 2, 2007.
(2)	Includes 10,000 shares held by trusts over which, Mr. Humphrey, as trustee, exercises voting and disposition powers, 20,400 shares owned by Mr. Humphrey’s spouse, and 54,600 shares owned by Mr. Humphrey’s son.
(3)	Includes 1,000 shares held by Mr. Dambra’s spouse.
(4)	Includes 66,567 shares held by Mr. Wyckoff’s spouse.
(5)	The percent of class assumes the exercise of all vested options held by FII directors and executive officers and, therefore, on a pro forma basis, 11,523,421 shares of common stock outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires FII’s directors and executive officers and persons who own more than 10% of a registered class of FII’s equity securities to file with the U.S. Securities and Exchange Commission reports of transactions in and ownership of FII common stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish FII with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports and representations that no other reports are required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2006.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which an FII shareholder wishes to have considered by the Board of Directors for inclusion in FII’s proxy statement for a forthcoming meeting of shareholders must be submitted on a timely basis and meet the requirements of the Securities Exchange Act and FII’s By-laws. Proposals for the 2008 annual meeting will not be deemed to be timely submitted unless they are received by FII, directed to the Corporate Secretary of FII, at its principal executive offices, not later than February 29, 2008. Management proxies will be authorized to exercise discretionary voting authority with respect to any other matters unless FII receives such notice thereof at least 45 days prior to the date of the Annual Meeting.

Shareholders may communicate with the Board of Directors or any individual director by sending such communication to the attention of the Corporate Secretary of FII who will forward all such communication to the Board or the individual directors.

OTHER MATTERS

The FII Board of Directors knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

The cost of solicitation of proxies will be borne by FII. In addition to solicitation by mail, some officers and employees of FII may, without extra compensation, solicit proxies personally or by telephone or telegraph and FII will request brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners and will reimburse their expenses.

To the extent permitted under the Rules of the Securities and Exchange Commission, the information presented in this Proxy Statement under the captions “Audit Committee Report” and “Management Development and Compensation Committee Report,” shall not be deemed to be “soliciting material,” shall not be deemed filed with the SEC and shall not be incorporated by reference in any filing by FII under the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SHAREHOLDERS MAY RECEIVE A COPY OF FII’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE ON REQUEST TO THE CORPORATE SECRETARY, FINANCIAL INSTITUTIONS, INC., 220 LIBERTY STREET, WARSAW, NEW YORK 14569. SHAREHOLDERS MAY ALSO VIEW FII’S ANNUAL REPORT ON FORM 10-K AT THE FII WEBSITE (http://www.fiiwarsaw.com).

April 2, 2007

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 2, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ Thomas P. Connolly
¡ Samuel M. Gullo
☐	WITHHOLD AUTHORITY	¡ James L. Robinson
	FOR ALL NOMINEES	¡ James H. Wyckoff

☐	FOR ALL EXCEPT
(See instruction below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

2.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

     ■

FINANCIAL INSTITUTIONS, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 2, 2007
     The undersigned hereby appoints Peter G. Humphrey, Ronald A. Miller, and Sonia M. Dumbleton or any of them, with full powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of FII to be held on May 2, 2007 and at any adjournment or adjournments thereof, with all the power which the undersigned would possess if personally present, and to vote as set forth on the reverse all shares of stock which the undersigned may be entitled to vote at said meeting, hereby revoking any earlier proxy for said meeting.
(Continued and to be signed on the other side.)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 2, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- or -
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- or -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ Thomas P. Connolly
¡ Samuel M. Gullo
☐	WITHHOLD AUTHORITY	¡ James L. Robinson
	FOR ALL NOMINEES	¡ James H. Wyckoff

☐	FOR ALL EXCEPT
(See instruction below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

2.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 2, 2007
401K

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- or -
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- or -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 7:00 AM Eastern Time on May 1, 2007.
ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ Thomas P. Connolly
¡ Samuel M. Gullo
☐	WITHHOLD AUTHORITY	¡ James L. Robinson
	FOR ALL NOMINEES	¡ James H. Wyckoff

☐	FOR ALL EXCEPT
(See instruction below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

2.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

          ■

FINANCIAL INSTITUTIONS, INC.
ANNUAL MEETING OF SHAREHOLDERS
401K
May 2, 2007
     The undersigned hereby appoints Peter G. Humphrey, Ronald A. Miller, and Sonia M. Dumbleton or any of them, with full powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of FII to be held on May 2, 2007 and at any adjournment or adjournments thereof, with all the power which the undersigned would possess if personally present, and to vote as set forth on the reverse all shares of stock which the undersigned may be entitled to vote at said meeting, hereby revoking any earlier proxy for said meeting.
(Continued and to be signed on the other side.)

■	14475 ■